MERRILL LYNCH
LATIN AMERICA
FUND, INC.








FUND LOGO








Quarterly Report

August 31, 1996




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

















Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH LATIN AMERICA FUND, INC.



Asset Allocation*
As a Percentage of
Net Assets as of
August 31, 1996

A map illustrating the following percentages:

Mexico              32.7%
Panama               0.6%
Venezuela            2.9%
Columbia             1.5%
Peru                 6.3%
Brazil              35.9%
Argentina           10.5%
Chile                5.9%

[FN]
*Total may not equal 100% and does not include short-term securities.





DEAR SHAREHOLDER

During the three months ended August 31, 1996, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +1.84%, +1.55%, +1.55% and +1.84%, respectively. (Investment results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3-5 of this report to shareholders.) The total return of the unmanaged Morgan Stanley Capital International Latin America Free Index was +1.30% during the August quarter. The Fund's performance benefited from its overweighted positions in Brazil and Peru, whose markets had total returns of +5.75% and +9.99%, respectively (in US-dollar terms). During the quarter ended August 31, 1996, we increased the Fund's cash position from 2.0% of net assets to 2.8%.

Investment Overview
Speculation on global interest rates continued to strongly impact the Latin American equity markets during the past three months. In addition to the specific economic factors affecting the markets in each country, political concerns once again came to the forefront in many countries, most notably in Argentina and Mexico.

Major Latin American Markets
In Argentina, the stock market initially rose to a 21-month high, buoyed by optimism that the weak economic recovery would become more robust during the second half of 1996. However, the political event which has long haunted the Argentine market--the impending departure of Economics Minister Domingo Cavallo--took place and triggered a correction. Caution once again prevails as investors weigh the balance between closing the fiscal deficit for 1996 against the need for economic growth to combat high unemployment levels. The Argentine market was the worst performer among the Latin American markets for the quarter ended August 31, 1996, declining by approximately 13%.

In contrast, among the major Latin American markets, Brazil was the strongest performer for the August quarter. In June and early July, the market was buoyed by legislation regarding the privatization of electric utilities in Sao Paulo and by the strong earnings of the bellwether enterprise Telecomunicacoes Brasileiras S.A. (Telebras). However, by August, poor corporate earnings for other high-profile companies, coupled with anticipated delays in approval of key economic reforms by the Brazilian congress, put a damper on the market.

Mexico began to show signs of a weak economic recovery during the first quarter of 1996. However, as in Argentina, political concerns moved to the forefront during the August quarter. A new guerrilla group, the Popular Revolutionary Army, staged armed attacks in southern Mexico and the stock market corrected. Political uncertainty is likely to prevail in the upcoming months since the Pacto--the annual social and economic agreement between labor, government and business--must be negotiated.

Smaller Latin American Markets
The smaller markets outperformed most of the major markets in the region. For the three-month period ended August 31, 1996, Peru reported the best performance in Latin America. Encouraging gross domestic product growth estimates (+4.5%), coupled with attractive valuations in the banking and mining sectors, gave the initial impetus for the market's rally. These economic indicators were followed by the global offering of shares in the national telephone company, Telefonica del Peru S.A. At approximately $1 billion, it was one of the largest offerings in Latin America in the last three years. The success of this issue further bolstered investor confidence in Peru.

Investment Activities
During the quarter ended August 31, 1996, we added to our equity investments in Mexico and Peru. In Mexico, we purchased shares in Grupo Casa Autrey, S.A. de C.V., one of the largest pharmaceuticals distributors in Mexico. The company's restructuring and emphasis on improved inventory management and quality control made it a leader in this sector. We also increased our holdings in Cifra, S.A. de C.V., a leading retailer. This Wal-Mart affiliate is considered one of the best-run companies in Mexico. In Peru, we participated in the global offering of Telefonica del Peru S.A. We also increased our holdings in Credicorp Ltd. S.A., the holding company for Banco de Credito, one of the major Peruvian banks. We believe that the improving economy will permit growth in earnings from increased lending activities and a reduction in problem loans in the near term.

In Conclusion
We remind our investors that the near-term outlook for several Latin American markets still remains very volatile. Nevertheless, we continue to believe that in the long term, Latin American securities markets will outperform those in more developed countries.

We appreciate your ongoing interest in Merrill Lynch Latin America Fund, Inc., and we look forward to reviewing our outlook and strategy with you in the upcoming quarters.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Grace Pineda)
Grace Pineda
Vice President and Portfolio Manager


September 25, 1996





PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




PERFORMANCE DATA (concluded)


Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/96                        +18.22%        +12.01%
Inception (10/21/94) through 6/30/96      -17.64         -20.22
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/96                        +17.08%        +13.08%
Inception (9/27/91) through 6/30/96       + 6.13         + 6.13
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/96                        +16.97%        +15.97%
Inception (10/21/94) through 6/30/96      -18.50         -18.50
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/96                        +17.97%        +11.78%
Inception (9/27/91) through 6/30/96       + 6.96         + 5.75
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Performance
Summary--
Class A Shares***
                           Net Asset Value            Capital Gains
Period Covered           Beginning     Ending          Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94        $18.22      $13.67              $0.396                $0.118           -22.63%
1995                       13.67       10.41                --                    --             -23.85
1/1/96--8/31/96            10.41       12.75                --                    --             +22.48
                                                          ------                ------
                                                    Total $0.396          Total $0.118

                                                          Cumulative total return as of 8/31/96: -27.84%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.


Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning     Ending          Distributed         Dividends Paid*      % Change**
9/27/91--12/31/91         $10.00      $10.32                --                  $0.098           + 4.22%
1992                       10.32       10.22                --                   0.227           + 1.34
1993                       10.22       16.61                --                   0.048           +63.05
1994                       16.61       13.55              $0.396                 0.118           -15.86
1995                       13.55       10.21                --                    --             -24.65
1/1/96--8/31/96            10.21       12.42                --                    --             +21.65
                                                          ------                ------
                                                    Total $0.396          Total $0.491

                                                          Cumulative total return as of 8/31/96: +32.82%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning     Ending          Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94        $18.10      $13.55              $0.396                $0.118           -22.78%
1995                       13.55       10.21                --                    --             -24.65
1/1/96--8/31/96            10.21       12.42                --                    --             +21.65
                                                          ------                ------
                                                    Total $0.396          Total $0.118

                                                          Cumulative total return as of 8/31/96: -29.22%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class D Shares***
                           Net Asset Value            Capital Gains
Period Covered           Beginning     Ending          Distributed         Dividends Paid*      % Change**
9/27/91--12/31/91         $10.00      $10.31                --                  $0.125           + 4.40%
1992                       10.31       10.19                --                   0.326           + 2.15
1993                       10.19       16.62                --                   0.108           +64.27
1994                       16.62       13.66              $0.396                 0.118           -15.24
1995                       13.66       10.38                --                    --             -24.01
1/1/96--8/31/96            10.38       12.70                --                    --             +22.35
                                                          ------                ------
                                                    Total $0.396          Total $0.677

                                                          Cumulative total return as of 8/31/96: +38.05%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Recent
Performance
Results*
                                                                                    12 Month    3 Month
                                                  8/31/96    5/31/96    8/31/95     % Change    % Change
Class A Shares                                    $12.75     $12.52     $11.40      +11.84%       +1.84%
Class B Shares                                     12.42      12.23      11.22      +10.70        +1.55
Class C Shares                                     12.42      12.23      11.22      +10.70        +1.55
Class D Shares                                     12.70      12.47      11.38      +11.60        +1.84
Class A Shares-Total Return                                                         +11.84        +1.84
Class B Shares-Total Return                                                         +10.70        +1.55
Class C Shares-Total Return                                                         +10.70        +1.55
Class D Shares-Total Return                                                         +11.60        +1.84

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.



CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                         (in US dollars)
                                 Shares Held/                                                                      Percent of
COUNTRY      Industries          Face Amount        Long-Term Investments                 Cost            Value    Net Assets
Argentina    Banking                  69,620  Banco de Galicia y Buenos Aires
                                                 S.A. (ADR) (2)                        $  1,010,375     $  1,435,913    0.2%
                                     208,075  Banco Frances del Rio de la Plata
                                                 S.A. (ADR) (2)                           4,784,517        4,811,734    0.6
                                                                                       ------------     ------------  ------
                                                                                          5,794,892        6,247,647    0.8

             Beverages &             637,000  Quilmes Industrial S.A.                     6,688,500        6,370,000    0.9
             Tobacco

             Foreign          ARS 47,533,000  Republic of Argentina, Floating Rate
             Government                          Notes, 6.312% due 3/31/2005 (1)         35,758,541       36,897,491    5.0
             Obligations

             Merchandising           563,144  Grimoldi S.A. (Class B)                     3,318,671        2,761,062    0.4

             Multi-Industry        2,387,533  Compania Naviera Perez Companc
                                                 S.A.C.F.I.M.F.A.                         9,655,290       13,664,888    1.8

             Real Estate           1,166,915  Inversiones y Representaciones S.A.
                                                 (IRSA)                                   3,126,377        3,234,295    0.4
                                     134,981  Inversiones y Representaciones S.A.
                                                 (IRSA) (GDR) (3)                         3,742,358        3,728,850    0.5
                                                                                       ------------     ------------  ------
                                                                                          6,868,735        6,963,145    0.9

             Telecommunications      159,300  Telefonica de Argentina S.A. (ADR) (2)      4,992,344        3,803,288    0.5
                                     525,000  Telefonica de Argentina S.A. (Class B)      1,497,352        1,234,491    0.2
                                                                                       ------------     ------------  ------
                                                                                          6,489,696        5,037,779    0.7

                                              Total Long-Term Investments in
                                              Argentina                                  74,574,325       77,942,012   10.5


Brazil       Banking           2,278,270,217  Banco Bradesco S.A. (Preferred)            13,024,887       19,278,878    2.6
                                  31,410,050  Banco Itau S.A. (Preferred)                 6,757,023       12,918,824    1.7
                                 364,129,908  Banco Nacional S.A. PN (Preferred)          9,903,203              358    0.0
                                                                                       ------------     ------------  ------
                                                                                         29,685,113       32,198,060    4.3

             Beverages &          61,552,159  Companhia Cervejaria Brahma S.A.
             Tobacco                             PN (Preferred)                          19,377,805       39,064,393    5.3

             Diversified           1,106,400  Souza Cruz S.A.                             8,336,307        7,783,883    1.1

             Energy Sources      111,520,000  Petroleo Brasileiro S.A. (Preferred)       13,542,832       13,332,363    1.8

             Forest Products &        17,462  Bardella Industrial S.A. (Preferred)        4,473,233        1,701,012    0.2
             Paper

             Machinery &           8,304,000  Iochpe-Maxion S.A. (Ordinary)               3,421,870          939,644    0.1
             Engineering           9,273,000  Weg Exportadora S.A. (Preferred)            5,597,682        4,288,409    0.6
                                                                                       ------------     ------------  ------
                                                                                          9,019,552        5,228,053    0.7

             Merchandising       248,114,600  Lojas Americanas S.A. (Preferred)           5,293,651        4,296,779    0.6

             Metals & Steel      729,397,000  Companhia Siderurgica de Tubarao S.A.
                                                 'B' (Preferred)                         11,553,259       11,626,716    1.6
                                 405,509,000  Companhia Siderurgica Nacional
                                                 S.A.--CSN                               11,716,998        9,356,672    1.3
                                     109,120  Companhia Vale do Rio Doce S.A.
                                                 (Preferred)                              2,463,534        2,115,186    0.3
                              15,881,741,007  Usinas Siderurgicas de Minas Gerais--
                                                 Usiminas S.A. (Preferred)               16,976,532       16,564,640    2.2
                                                                                       ------------     ------------  ------
                                                                                         42,710,323       39,663,214    5.4

             Telecommunications      358,585  Telecomunicacoes Brasileiras S.A.--
                                                 Telebras(ADR) (2)                       18,688,710       26,669,759    3.6
                                 136,517,454  Telecomunicacoes Brasileiras S.A.--
                                                 Telebras(Ordinary)                       7,929,737        8,259,823    1.1
                                 198,590,596  Telecomunicacoes Brasileiras S.A.--
                                                 Telebras(Preferred)                      8,915,759       14,753,114    2.0
                                  99,937,288  Telecomunicacoes de Minejeros S.A.--
                                                 TELEMIG(Class B)(Preferred)              7,132,438       11,357,627    1.5
                                  11,883,965  Telecomunicacoes de Sao Paulo S.A.--
                                                 TELESP(Preferred)                        1,950,620        2,280,206    0.3
                                   3,265,379  Telecomunicacoes de Sao Paulo S.A.--
                                                 TELESP                                     524,948          549,424    0.1
                                                                                       ------------     ------------  ------
                                                                                         45,142,212       63,869,953    8.6

             Textiles &           58,702,363  Companhia de Tecidos Norte de Minas
             Apparel                             S.A. (Preferred)                        20,107,723       19,928,652    2.7

             Utilities             3,484,193  Centrais Eletricas da Santa Catarina
                                                 S.A. (CELESC) 'B' (Preferred)              607,136        2,948,348    0.4
                                      76,000  Companhia Energetica de Minas Gerais
                                                 S.A (CEMIG) (ADR) (2)                    1,628,295        2,261,000    0.3
                                      28,470  Companhia Energetica de Minas Gerais
                                                 S.A.(CEMIG) (ADR) (2)                      638,750          846,983    0.1
                                 403,000,000  Companhia Energetica de Minas Gerais
                                                 S.A.(CEMIG) (Preferred)                 10,590,238       12,134,016    1.7
                                 173,020,000  Companhia Paulista de Forca e Luz S.A.     10,106,226       15,577,418    2.1
                                  27,707,000  Light Participacoes S.A.                    2,522,244        4,479,248    0.6
                                                                                       ------------     ------------  ------
                                                                                         26,092,889       38,247,013    5.2

                                              Total Long-Term Investments in Brazil     223,781,640      265,313,375   35.9


Chile        Closed-End Funds        229,968  The Chile Fund, Inc.                        5,993,326        5,289,264    0.7

             Merchandising           528,846  Santa Isabel S.A.                             430,047          897,943    0.1
                                     521,716  Santa Isabel S.A. (ADR) (2)                14,267,791       13,238,543    1.8
                                                                                       ------------     ------------  ------
                                                                                         14,697,838       14,136,486    1.9

             Multi-Industry          138,650  Cristalerias de Chile S.A. (ADR) (2)        3,035,094        3,015,637    0.4

             Publishing            2,713,062  Editorial Lord Cochrane S.A.                1,385,552          597,468    0.1

             Telecommunications       21,742  Compania de Telecomunicaciones de Chile
                                                 S.A.(ADR) (2)                            1,846,746        2,125,280    0.3
                                      98,732  Empresa Nacional de Telecomunicaciones
                                                 S.A. (ENTEL)                               677,828          886,303    0.1
                                                                                       ------------     ------------  ------
                                                                                          2,524,574        3,011,583    0.4

             Utilities                35,000  Distribuidora Chilectra Metropolitana
                                                 S.A. (ADR) (2)                           1,473,750        1,942,500    0.3
                                   3,724,465  Empresa Nacional de Electricidad S.A.
                                                 (ENDESA)                                 2,032,168        2,354,443    0.3
                                   2,057,425  Enersis S.A.                                  930,264        1,245,481    0.2
                                     380,200  Enersis S.A. (ADR) (2)                      9,341,910       11,833,725    1.6
                                                                                       ------------     ------------  ------
                                                                                         13,778,092       17,376,149    2.4

                                              Total Long-Term Investments in Chile       41,414,476       43,426,587    5.9


Colombia     Banking               1,376,204  Banco de Bogota S.A.                        7,327,647        7,439,298    1.0
                                      26,951  Banco Industrial Colombiano S.A.               98,851           91,864    0.0
                                                                                       ------------     ------------  ------
                                                                                          7,426,498        7,531,162    1.0

             Beverages & Tobacco     587,154  La Compania Cervecera Bavaria S.A.          3,401,356        2,114,093    0.3

             Building Materials       90,000  Cementos Diamante S.A                         590,537          328,373    0.0


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                             (in US dollars)
                                                                                                                     Percent of
COUNTRY      Industries          Shares Held        Long-Term Investments                Cost             Value      Net Assets
Colombia     Merchandising         1,428,814  Gran Cadena de Almacenes Colombianos
(concluded)                                      S.A. (CADENALCO)                      $  4,043,019     $  1,236,065    0.2%
                                      35,000  Gran Cadena de Almacenes Colombianos
                                                 S.A. (CADENALCO) (ADR) (2)                 611,250          332,500    0.0
                                                                                       ------------     ------------  ------
                                                                                          4,654,269        1,568,565    0.2

                                              Total Long-Term Investments in
                                              Colombia                                   16,072,660       11,542,193    1.5


Mexico       Banking               1,730,143  Grupo Financiero Banamex-Accival, S.A.
                                                 de C.V.(Banacci)                         3,675,406        3,551,586    0.5
                                   9,584,000  Grupo Financiero Bancomer, S.A. de C.V.
                                                 'B' (Ordinary)                           2,626,470        4,665,562    0.6
                                                                                       ------------     ------------  ------
                                                                                          6,301,876        8,217,148    1.1

             Beverages               641,660  Panamerican Beverages Inc. (Class A)       20,478,455       27,110,135    3.7

             Beverages &           2,373,000  Fomento Economico Mexicano, S.A. de
             Tobacco                             C.V. (Femsa)(ADR) (2)                    6,951,750        7,000,350    0.9
                                   1,679,000  Fomento Economico Mexicano, S.A. de
                                                 C.V. (Femsa)(Ordinary) 'B'               4,255,011        5,017,065    0.7
                                                                                       ------------     ------------  ------
                                                                                         11,206,761       12,017,415    1.6

             Building &              282,000  Corporacion Geo, S.A. de C.V. 'B'
             Construction                        (ADR) (2)                                8,029,875        5,640,000    0.8

             Building Materials    4,002,600  Apasco, S.A. de C.V. 'A'                   13,779,318       26,983,227    3.7
                                   2,318,000  Cementos Mexicanos, S.A. de C.V.
                                                 'B' (Cemex)                              9,544,015        9,602,269    1.3
                                     901,000  Cementos Mexicanos, S.A. de C.V.
                                                 'B' (Cemex)(ADR) (2)                     7,864,424        7,433,250    1.0
                                                                                       ------------     ------------  ------
                                                                                         31,187,757       44,018,746    6.0

             Chemicals               155,000  Desc, S.A. de C.V. (ADR) (2)                3,309,779        3,177,500    0.4

             Construction/Housing    369,000  Grupo Profesional Planeacion y
                                                 Proyectos,(S.A. de C.V. PYP)
                                                 (Class B)                                5,325,962        1,752,507    0.2

             Distribution            515,500  Grupo Casa Autrey, S.A. de C.V.
                                                 (ADR) (2)                               10,761,890       12,243,125    1.7

             Financial Services      651,900  Banca Quadrum, S.A. de C.V. (ADR) (2)      10,545,780        3,096,525    0.4

             Food & Household        165,518  Sigma Alimentos, S.A. de C.V.               2,953,657        1,506,694    0.2
             Products

             Health & Personal     1,765,450  Kimberly-Clark de Mexico, S.A.
             Care                                de C.V. 'A'                             17,975,852       32,420,929    4.4

             Leisure & Tourism       197,700  Grupo Posadas, S.A. de C.V. (ADR) (2)       3,351,122        1,680,450    0.2

             Merchandising        14,381,950  Cifra, S.A. de C.V. 'C'                    20,584,835       22,236,999    3.0
                                     250,000  Cifra, S.A. de C.V. 'C' (ADR) (2)             338,325          387,500    0.1
                                      26,100  Sears Roebuck de Mexico, S.A.
                                                 de C.V. 'B'                                 85,547           74,375    0.0
                                     401,160  Sears Roebuck de Mexico, S.A.
                                                 de C.V. 'B' (ADR) (2)                   10,666,915        2,206,380    0.3
                                                                                       ------------     ------------  ------
                                                                                         31,675,622       24,905,254    3.4

             Multi-Industry           88,704  Grupo Carso, S.A. de C.V. 'A'
                                                 (ADR) (2)                                  983,267          820,512    0.1
                                   4,142,625  Grupo Carso, S.A. de C.V. 'A1'             40,027,012       19,018,912    2.6
                                   4,054,625  Invercorporacion, S.A. de C.V. 'A1'           534,206          524,213    0.1
                                      88,704  Invercorporacion, S.A. de C.V.
                                                 (ADR) (2)                                   12,419           10,644    0.0
                                                                                       ------------     ------------  ------
                                                                                         41,556,904       20,374,281    2.8

             Telecommunications    4,054,625  Carso Global Telecom, S.A. de C.V. 'A1'    10,684,124       11,554,077    1.5
                                      88,704  Carso Global Telecom, S.A. de C.V.
                                                 (ADR) (2)                                  421,344          498,960    0.1
                                     243,900  Grupo Televisa, S.A. de C.V. (GDS) (4)      6,819,405        7,408,463    1.0
                                     725,700  Telefonos de Mexico, S.A. de C.V.
                                                 (ADR) (2)                               25,246,879       23,857,387    3.2
                                                                                       ------------     ------------  ------
                                                                                         43,171,752       43,318,887    5.8

                                              Total Long-Term Investments in Mexico     247,833,044      241,479,596   32.7


Panama       Banking                  80,000  Banco Latinoamericano de Exportaciones
                                                 S.A. ('BLADEX') 'E'                      1,992,245        4,270,000    0.6

                                              Total Long-Term Investments in Panama       1,992,245        4,270,000    0.6


Peru         Banking                 337,825  Banco Wiese Limitado S.A.                     814,160          584,487    0.1

             Building Materials      237,407  Cementos Norte Pacasmayo S.A.                 523,799          403,053    0.1

             Financial Services      377,872  Credicorp Ltd. S.A.                         6,665,789        7,368,504    1.0

             Food & Household      2,885,636  Consorcio Alimentos Fabril Pacifico S.A.    5,303,100        4,279,347    0.6
             Products

             Metals--Non-Ferrous     323,000  Compania de Minas Buenaventura S.A.         5,248,750        6,096,625    0.8
                                     376,305  Minsur Sociedad Limitada S.A.
                                                 (T Shares)                               2,555,655        3,339,173    0.5
                                                                                       ------------     ------------  ------
                                                                                          7,804,405        9,435,798    1.3

             Telecommunications      503,000  Telefonica del Peru S.A.                   10,776,265       11,757,625    1.6
                                   5,042,339  Telefonica del Peru S.A. (B Shares)         9,849,127       11,788,613    1.6
                                                                                       ------------     ------------  ------
                                                                                         20,625,392       23,546,238    3.2

                                              Total Long-Term Investments in Peru        41,736,645       45,617,427    6.3


Venezuela    Building Materials    1,242,139  Corporacion Ceramica Carabobo S.A. 'A'      2,606,929        1,202,534    0.2
                                   1,237,067  Corporacion Ceramica Carabobo S.A. 'B'      2,294,951        1,153,364    0.2
                                     593,722  Venezolana de Cementos S.A.C.A.
                                                 (Vencemos)                                 830,945        1,211,998    0.2
                                                                                       ------------     ------------  ------
                                                                                          5,732,825        3,567,896    0.6

             Food & Household     15,456,370  Mavesa S.A.                                 2,587,936        3,903,534    0.5
             Products

             Metals & Steel        4,640,166  Siderurgica Venezolana Sivensa,
                                                 S.A.I.C.A.--S.A.C.A.                     2,203,931        2,880,878    0.4
                                      84,367  Siderurgica Venezolana Sivensa,
                                                 S.A.I.C.A.--S.A.C.A. (ADR) (2)              22,256          232,009    0.0
                                                                                       ------------     ------------  ------
                                                                                          2,226,187        3,112,887    0.4

             Utilities            12,993,275  C.A. La Electricidad de Caracas
                                                 S.A.I.C.A.--S.A.C.A.                    15,446,652       10,555,412    1.4

                                              Total Long-Term Investments in
                                              Venezuela                                  25,993,600       21,139,729    2.9


                                              Total Long-Term Investments in Latin
                                              America                                   673,398,635      710,730,919   96.3

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                             (in US dollars)
                                                                                                                     Percent of
                                 Face Amount        Short-Term Investments                Cost            Value      Net Assets
             Commercial     US$    4,882,000  General Electric Capital Corp.,
             Paper*                           5.30% due 9/03/1996                      $  4,879,844     $  4,879,844    0.7%

             Commercial    CLP 6,474,735,760  Central Bank of Chile, 7.25% due
             Paper--                          9/24/1996                                  15,713,365       15,839,835    2.1
             Foreign*

                                              Total Short-Term Investments               20,593,209       20,719,679    2.8

             Total Investments                                                         $693,991,844      731,450,598   99.1
                                                                                       ============
             Other Assets Less Liabilities                                                                 6,602,906    0.9
                                                                                                        ------------  ------
             Net Assets                                                                                 $738,053,504  100.0%
                                                                                                        ============  ======

             Net Asset Value:   Class A--Based on net assets of $44,756,120 and
                                         3,509,877 shares outstanding                                   $      12.75
                                                                                                        ============
                                Class B--Based on net assets of $552,127,096 and
                                         44,458,141 shares outstanding                                  $      12.42
                                                                                                        ============
                                Class C--Based on net assets of $23,036,589 and
                                         1,855,202 shares outstanding                                   $      12.42
                                                                                                        ============
                                Class D--Based on net assets of $118,133,699 and
                                         9,305,114 shares outstanding                                   $      12.70
                                                                                                        ============

            *Commercial Paper and Commercial Paper--Foreign are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (1)The interest rate is subject to change periodically based on the change in the LIBOR (London Interbank Offered Rate). The interest rate shown is the rate in effect as of August 31, 1996.
          (2)American Depositary Receipts (ADR).
          (3)Global Depositary Receipts (GDR).
          (4)Global Depositary Shares (GDS).

PORTFOLIO INFORMATION


As of August 31, 1996


                                                     Percent of
Ten Largest Equity Holdings                          Net Assets

Telecomunicacoes Brasileiras S.A.--Telebras*             6.7%
Companhia Cervejaria Brahma S.A. PN (Preferred)          5.3
Kimberly-Clark de Mexico, S.A. de C.V. 'A'               4.4
Panamerican Beverages Inc. (Class A)                     3.7
Apasco, S.A. de C.V. 'A'                                 3.7
Telefonos de Mexico, S.A. de C.V. (ADR)                  3.2
Telefonica del Peru S.A.*                                3.2
Cifra, S.A. de C.V.*                                     3.1
Companhia de Tecidos Norte de Minas S.A. (Preferred)     2.7
Grupo Carso, S.A. de C.V.*                               2.7

[FN]
*Includes combined holdings.


                                                     Percent of
Ten Largest Industries                               Net Assets

Telecommunications                                      17.2%
Utilities                                                9.0
Beverages & Tobacco                                      8.1
Banking                                                  7.9
Building Materials                                       6.7
Multi-Industry                                           6.5
Merchandising                                            6.5
Metals & Steel                                           5.8
Health & Personal Care                                   4.4
Beverages                                                3.7

PORTFOLIO CHANGES

For the Quarter Ended August 31, 1996

Additions

Carso Global Telecom, S.A. de C.V. 'A1'
Carso Global Telecom, S.A. de C.V. (ADR)
Cifra, S.A. de C.V. 'C' (ADR)
Companhia Siderurgica Tubarao S.A. 'B'
  (Preferred)
Desc, S.A. de C.V. (ADR)
Grupo Carso, S.A. de C.V. 'A' (ADR)
Grupo Casa Autrey, S.A. de C.V. (ADR)
Grupo Televisa, S.A. de C.V. (GDS)
Invercorporacion, S.A. de C.V. `A1'
Invercorporacion, S.A. de C.V. (ADR)
Santa Isabel S.A. (ADR)
Siderurgica Venezolana Sivensa, S.A.I.C.A--
  S.A.C.A. (ADR)
Souza Cruz S.A.
Telecomunicacoes de Sao Paulo S.A.--
  TELESP
Telefonica del Peru S.A.
Telefonos de Mexico, S.A. de C.V. (ADR)


Deletions

Banco O'Higgins S.A. (ADR)
Chilgener Inc. S.A.
Companhia Cervejaria Brahma S.A.
  (Warrants)
Grupo Fernandez Editores, S.A. de C.V.
Grupo Posadas, S.A. de C.V. 'A'
Iochpe-Maxion S.A. (Preferred)
Mirgor S.A. C.I.F.I.A. (ADR)
Refrigeracao Parana S.A. (Preferred)
Telecom Argentina Stet--France
  Telecom S.A. (ADR)
Telecomunicacoes Brasileiras S.A.--
  Telebras (Rights)
Telecomunicacoes de Minejeros S.A.--
  TELEMIG (Rights)
Telecomunicacoes de Sao Paulo S.A.--
  TELESP (Rights)
Vina Concha y Toro S.A.
Vina Concha y Toro S.A. (ADR)
Yacimientos Petroliferos Fiscales S.A.
  (Sponsored) (ADR)

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863